EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Eric M. Leslie, Chief Executive Officer and Chief Financial Officer of Park Place Energy Corp., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Park Place Energy Corp. for the year ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Park Place Energy Corp.

Date: April 11, 2008

/s/ Eric M. Leslie
Eric M. Leslie
President, Chief Executive Officer and Chief Financial Officer